                                                                Exhibit 10(a)

This document constitutes part of the Prospectus covering securities that have been registered under the Securities Act of 1993 (US)















TXU Australia Services Pty Ltd
ACN 081 074 160



Employee Share Plan Rules
Established                 21 December          2001

Contents


Provisions                                                1    11.  Amendment                                    7
1.      Purpose                                           1    ---------------------------------------------------
-----------------------------------------------------------    12.  Powers of the Board of TXU Australia         8
                                                               ---------------------------------------------------
2.      Eligibility                                       1         12.1. Powers of the Board                    8
-----------------------------------------------------------         12.2. Indemnification                        8
        2.1. Eligible Employee                            1         12.3. Commencement of Plan                   8
        2.2. Minimum Service Period                       1         12.4. Termination or Suspension of Plan      8
                                                                    12.5. Resolution to Terminate, Suspend,
3.      Participation                                     1               Supplement or Amend                    8
-----------------------------------------------------------
        3.1. Invitation to Participate                    1     13. Powers of the Administrator                  9
        3.2. Application Form                             1     ---------------------------------------------------
        3.3. Enrolment in an Offering Period              2         13.1. Appointment of Administrator           9
        3.4. Participant Bound by Application Form,                 13.2. Role of Administrator                  9
             Rules and Constitution                       2         13.3. Shares Held on Trust                   9

4.      Offering Periods                                  2     14. Contracts of Employment and Other
-----------------------------------------------------------     -------------------------------------
        4.1. Offering Period                              2          Employment Rights                           9
        4.2. Duration of Offering Period                  2     --------------------------------------------------
                                                                    14.1. Discretion of the Board                9
5.      Pre-Tax Contributions                             2         14.2. No Right to Shares                     9
-----------------------------------------------------------         14.3. No Right to Future Employment          9
        5.1. Pre-Tax Contributions                        2         14.4. Acknowledgement by Participant        10
        5.2. Limit on Contribution Under Tax Exempt
             Plan                                         3         15.   Connection with Other Plans           10
        5.3. Reduction in Weekly, Fortnightly or Monthly            ----------------------------------------------
             Pay                                          3         16.   Replacement of TXU Australia          10
        5.4. Reduction in Annual Bonus                    3         ----------------------------------------------
        5.5. Holding account                              3         17.   Notices                               10
        5.6. No Interest on Contributions in Account      3         ----------------------------------------------
                                                                    18.   General                               10
6.      Withdrawal from Offering Period                   4         ----------------------------------------------
-----------------------------------------------------------         19.   Plan Costs                            10
        6.1. Exceptional Circumstances                    4         ----------------------------------------------
        6.2. Immediate Withdrawal                         4         20.   Overseas Eligible Employees           11
                                                                    ----------------------------------------------
7.      Share Acquisition                                 4         21.   Governing Law                         11
-----------------------------------------------------------         ----------------------------------------------
        7.1. Transfer of Contributions to Trustee         4         Schedule 1 - Interpretation                 12
        7.2. Share Acquisition                            5         1.    Definitions and Interpretation        12
        7.3. Number of Purchasable Shares                 5         ----------------------------------------------
        7.4. Purchase Price                               5               1.1.  Definitions                     12
        7.5. Limit on Number of Shares Under Tax                          1.2   Interpretation                  15
             Exempt Plan                                  5               1.3   Schedules                       15
        7.6. Refund                                       5         Schedule 2 - Adoption                       16

8.      Restrictions on Transfer                          6
-----------------------------------------------------------
        8.1.    Disposal Restrictions                     6
        8.2.    Transfer or Sale of Shares                6
        8.3.    Shares Sold                               6

9.      Compliance                                        6
-----------------------------------------------------------

10.     Shares Subject to Plan                            7
-----------------------------------------------------------
        10.1.   Common Stock                              7
        10.2.   Shares Rank Equally                       7
        10.3.   Quotation on NYSE                         7
                                                                                                               i

Provisions

The interpretation provisions of this document are in Schedule 1.

1.     Purpose
--------------------------------------------------------------------------------
       The purpose of the Plan is to assist in the development of the corporate culture and to align employee values with those of the TXU group by enabling employees to make a personal commitment through this Plan in return for a stake in TXU USA.

2.     Eligibility
--------------------------------------------------------------------------------
2.1.   Eligible Employee

       An individual must be an Eligible Employee:

       (a) at the start date of an Offering Period to be invited to participate in the Offering Period under the Plan; and

       (b) at the end of an Offering Period for shares to be purchased on the Participant's behalf in that Offering Period.

2.2.   Minimum Service Period

       Unless determined otherwise by the Board, an Eligible Employee, must have at least three months of service (either full time or part-time) with a Participating Company on the start date of an Offering Period in order to be invited to participate in that Offering Period.

3.     Participation
--------------------------------------------------------------------------------
3.1.   Invitation to Participate

       Subject to rule 2, the Board may from time to time invite Eligible Employees to participate in an Offering Period to accumulate pre-tax Salary and/or Annual Bonus over the Offering Period to acquire Shares at the Purchase Price.

3.2.   Application Form

       Any invitation must be accompanied by an Application Form applying to the Offering Period. The Application Form must display, or have attached, the following:

       (a) an election for participating in the Plan under the Tax Exempt Plan or Tax Deferred Plan;

       (b) an election in relation to the amount or percentage of pre-tax contribution of Salary and/or amount or percentage of pre-tax contribution of Annual Bonus into the Plan;

       (c) the nomination of the Deferral Period to apply to Shares under the Tax Deferred Plan;

        (d)   any other terms imposed by the Board in relation to the award;

        (e) in respect of the initial application made by an Eligible Employee, a summary of, or a copy of, these rules; and

        (f) any other information or documents that the Corporations Act 2001 require TXU Australia to give to the Participant.

3.3.   Enrolment in an Offering Period

       Each Eligible Employee invited to participate may become a Participant by executing and submitting an Application Form to TXU Australia by the closing date noted in the invitation to Eligible Employees.

3.4.   Participant Bound by Application Form, Rules and Constitution

       By completing and returning the Application Form, a Participant agrees to be bound by the terms of the Application Form, these Rules and the Constitution.

4.     Offering Periods
--------------------------------------------------------------------------------
4.1.   Offering Period

       Eligible Employees will be offered participation in the Plan through a series of successive Offering Periods until such time as:

       (a) the number of shares available for allotment under the Plan have been allotted; or

       (b) the Plan is suspended or terminated;

       whichever is earlier.

4.2.   Duration of Offering Period

       Each Offering Period will have a duration of six months as follows:

       (a) 1 January to 30 June; and

       (b) 1 July to 31 December;

       of each calendar year.

5.     Pre-Tax Contributions
--------------------------------------------------------------------------------
5.1.   Pre-Tax Contributions

       Subject to rule 5.2, the amounts applied to the Plan for each Offering Period as nominated on the Application Form and in accordance with rule 3.2(b) will be a pre-tax contribution:

       (a) in the case of pre-tax contribution of Salary, the amount or percentage nominated shall not exceed 10% of the Participant's Salary; and

       (b) in the case of pre-tax contribution of Annual Bonus, the percentage nominated may be any proportion up to a maximum of 100% of the Participant's Annual Bonus.

5.2.   Limit on Contribution Under Tax Exempt Plan

       Where a Participant has elected for the Tax Exempt Plan on the Application Form, the maximum pre-tax contribution is AUD$850 per tax year.

5.3.   Reduction in Weekly, Fortnightly or Monthly Pay

       The pre-tax contribution of Salary for each Offering Period as nominated by the Participant on the Application Form will be made via equal reductions in the Participant's weekly, fortnightly or monthly pay (as appropriate) commencing on the first Pay Day in the Offering Period and ending:

       (a) in the case of a Participant who is paid weekly, the pre-penultimate Pay Day in the Offering Period;

       (b) in the case of a Participant who is paid fortnightly, the penultimate Pay Day in the Offering Period; or

       (c) in the case of a Participant who is paid monthly, the final Pay Day in the Offering Period.

5.4.   Reduction in Annual Bonus

       The pre-tax contribution of Annual Bonus will be made via reduction in the Participant's entitlement to the Annual Bonus (if any) by the amount or percentage nominated by the Participant on the Application Form.

5.5.   Holding account

       All amounts of pre-tax contributions applied are to be held by Participating Companies in trust for the Participant in an account of an Australian authorised deposit taking institution which is established and kept by the Participating Companies solely for the purpose of depositing the contributions of Salary and/or Annual Bonus.

5.6.   No Interest on Contributions in Account

       No interest shall accrue for the benefit of or to be paid to any Participant with respect to funds held in the holding account.

6.     Withdrawal from Offering Period
--------------------------------------------------------------------------------
6.1.   Exceptional Circumstances


       Subject to this rule, the pre-tax contribution authorised by the Participant in accordance with rule 3.2 will continue in effect for the entire Offering Period and may not be withdrawn without the approval of the Board. Any approval to withdraw will only be granted in exceptional circumstances as determined by the Board.

       Where the Board grants approval for a Participant to withdraw from the Offering Period, the Participant shall be paid a cash amount equivalent to his or her pre-tax contribution through the payroll subject to deduction of any applicable withholding taxes.

6.2.   Immediate Withdrawal

       Notwithstanding rule 6.1, a Participant's pre-tax contribution is immediately terminated during an Offering Period and the Participant will be paid a cash amount equivalent to his or her pre-tax contribution through the payroll, subject to deduction of any applicable withholding taxes, if the following occurs during the Offering Period but prior to the allotment and issue of Shares for that Offering Period:

       (a)   a Participant ceases employment with the TXU group; or

       (b)   a Control Event occurs in relation to TXU USA;

       (c) the Participant is employed by a Participating Company and a Control Event occurs in relation to that Participating Company or a company that directly or indirectly Controls that Participating Company.

7.     Share Acquisition
--------------------------------------------------------------------------------
7.1.   Transfer of Contributions to Trustee

       Following the Pay Day where final contributions are made in the Offering Period the Participating Companies shall pay the accumulated contributions to the Trustee to enable the Trustee to acquire Shares on behalf of Participants.

7.2.   Share Acquisition

       Following the Pay Day where final contributions are made in the Offering Period in accordance with rule 5.3, the Trustee will cause Shares to be purchased on behalf of Participants in accordance with rule 7.3 and the Shares will be held on trust for Participants by the Trustee under the terms of the Trust Deed.

7.3.   Number of Purchasable Shares

       Subject to rules 7.5 and 7.6, the number of Shares purchasable by a Participant is equal to the number of Shares (rounded down to the nearest whole number of shares) obtained by dividing:

       (a) the accumulated pre-tax contributions during the Offering Period converted to US dollars on the on exchange rate on the Nominated Date by;

       (b)    the Purchase Price for that Offering Period.

7.4.   Purchase Price

       The Purchase Price per Share is equal to 85% of the lower of:

       (a) the Fair Market Value per Share on the first business day of the Offering Period; or

       (b)   the Fair Market Value per Share on a date nominated (Nominated
             Date) by the Board shortly after the Pay Day where final contributions are made in the Offering Period in accordance with rule 5.3 and before the end of the Offering Period.

7.5.   Limit on Number of Shares Under Tax Exempt Plan

       The maximum number of Shares purchasable on behalf of a Participant who has elected for the Tax Exempt Plan shall not exceed in value, based on the Market Value of the Shares on the date the Shares are allotted and issued, AUD$500 per Offering Period where Salary only is contributed or AUD$1,000 in a tax year in any event.

7.6.   Refund

       Any pre-tax contributions not applied to the purchase of Shares by reason of the limitation on the maximum number of shares purchasable or would otherwise result in the purchase of a fraction of a Share will be paid to the Participant as a cash amount through the payroll subject to deduction of any applicable withholding taxes following the end of the Offering Period.

8.     Restrictions on Transfer
--------------------------------------------------------------------------------
8.1.   Disposal Restrictions

       A Participant must not sell, transfer or otherwise dispose of any Shares allotted and issued, or transferred, to the Participant under the Plan or, if the Participant's Shares are held on trust as contemplated by rule 13.3, the Administrator must not sell any Shares on behalf of any Participant or transfer any Shares to or at the direction of any Participant, until the earlier of:

       (a)    the end of the Deferral Period;

       (b) the time when the Participant ceases to be employed by a Participating Company, including the circumstance where a Control Event occurs in relation to the Participating Company or a company that directly or indirectly Controls that Participating Company.

8.2.   Transfer or Sale of Shares

       Following the expiry of the Disposal Restrictions, a Participant may within one month direct the Administrator to:

       (a) transfer legal title in the Shares to the Participant (if the Shares are held on trust as contemplated by rule 13.3); or

       (b) sell the Shares on the Participant's behalf at the prevailing market price and pay to the Participant the sale proceeds subject to deduction of any costs associated with the sale, including but not limited to brokerage fees;

       failing which, the Shares shall continue to be held on trust for the Participant until such time as the Participant gives notice to the Administrator requesting that the Shares be transferred or sold.

8.3.   Shares Sold

       In any event, Shares will be sold in accordance with paragraph (b) of rule 8.2 if:

       (a) the Participant ceases employment with a Participating Company, including the circumstance where a Control Event occurs in relation to the Participating Company or a company that directly or indirectly controls that Participating Company; and

       (b) the Participant fails to provide directions to the Administrator in accordance with rule 8.2.

9.     Compliance
--------------------------------------------------------------------------------
       The Board must not invite an Eligible Employee to complete an Application Form or allot and issue or procure the transfer of Shares to a Participant unless:

       (a) the disclosure provisions of Chapter 6D of the Corporations Act 2001 do not apply to the invitation or the allotment and issue or the transfer; or

       (b) the invitation or the allotment and issue or the transfer does not need disclosure to investors because of section 708 of the Corporations Act 2001; or

       (c) an exemption from Parts 6D.2 and 6D.3 of the Corporations Act 2001 applies to the invitation or the allotment and issue or the transfer and all conditions and requirements of that exemption are satisfied; or

       (d) the invitation or the allotment and issue or the transfer complies with Parts 6D.2 and 6D.3 of the Corporations Act 2001.

10.    Shares Subject to Plan
--------------------------------------------------------------------------------
10.1.  Common Stock

       The Shares purchasable under the Plan are Shares of authorised but unissued or reacquired common stock in TXU USA, including Shares purchased on the open market.

10.2.  Shares Rank Equally

       Subject to the Disposal Restrictions, Shares allotted and issued under the Scheme must rank equally in all respects with all other Shares from the date of allotment and issue, including:

       (a) voting rights; and

       (b) entitlements to participate in:

           (i)  distributions and dividends; and

           (ii) future rights issues and bonus issues,

       where the record date for determining entitlements falls on or after the date of allotment and issue.

10.3.  Quotation on NYSE

       TXU USA must apply for quotation on the official list of the NYSE of Shares allotted and issued under the Scheme as soon as practicable after the allotment and issue of those Shares, so long as its Shares are quoted on the official list of NYSE at that time.

11.    Amendment
--------------------------------------------------------------------------------
       These rules may be amended or supplemented at any time by resolution of the Board.

12.    Powers of the Board of TXU Australia
--------------------------------------------------------------------------------
12.1.  Powers of the Board

       The Plan will be managed by the Board, which will have power to:

       (a) determine appropriate procedures for the administration of the Plan consistent with these rules;

       (b) resolve conclusively all questions of fact or interpretation arising in connection with the Plan;

       (c) determine matters falling for determination under these rules in its discretion having regard to the interests of and for the benefit of the TXU group;

       (d) exercise the discretions conferred on it by these rules or which may otherwise be required in relation to the Plan;

       (e) delegate to any one or more persons (for such period and on such conditions as it may determine) the exercise of any of its powers or discretions arising under the Plan; and

       (f) establish a trust to acquire, hold and deliver Shares under the Plan and appoint a trustee as contemplated by rule 13.3, if required.

12.2.  Indemnification

       TXU Australia must indemnify, and keep indemnified, to the full extent permitted by law, each person who is or has been a director or alternate director of TXU Australia against all proceedings, actions, claims, demands, losses, liabilities, damages, costs and expenses which may be made, brought against, suffered or incurred by the person arising directly or indirectly out of or in connection with the administration of the Scheme.

12.3.  Commencement of Plan

       The Plan will take effect on and from such date as the Board may resolve.

12.4.  Termination or Suspension of Plan

       The Board may terminate or suspend the operation of the Plan at any time. In the event of a suspension or termination, these rules (including rule 12.1) will continue to operate with respect to any Shares allotted and issued, or transferred, under the Plan prior to that suspension or termination.

12.5.  Resolution to Terminate, Suspend, Supplement or Amend

       In passing a resolution to terminate or suspend the operation of the Plan or to supplement or amend these rules, the Board must consider and endeavour to ensure that there is fair and equitable treatment of all Participants, subject to rule 14.

13.    Powers of the Administrator
--------------------------------------------------------------------------------
13.1.  Appointment of Administrator

       The Board may appoint an Administrator to administer the Plan and may determine the terms and conditions of the Administrator's appointment. The Board may remove the Administrator.

13.2.  Role of Administrator

       The Administrator must administer the Plan in accordance with these rules and any procedures determined by the Board and agreed to as between the Board and the Administrator.

13.3.  Shares Held on Trust

       The Board may determine, at its discretion, that Shares to be allotted and issued, or transferred, under the Plan should be held in the name of the Administrator or a trustee for the benefit of Participants. If the Board so determines:

       (a) it may make rules relating to the casting of votes (and such other matters as it thinks fit) in respect of Shares held by the Administrator or trustee; and

       (b) the Disposal Restrictions will apply equally to Shares held by the Administrator or Trustee.

14.    Contracts of Employment and Other Employment Rights
--------------------------------------------------------------------------------
14.1.  Discretion of the Board

       It is a condition of these rules that the Plan may be terminated at any time at the discretion of the Board and that no compensation under any employment contract will arise as a result.

14.2.  No Right to Shares

       Participation in the Plan does not confer on any Eligible Employee any future right to enrol in future Offering Periods.

14.3.  No Right to Future Employment

       Participation in the Plan does not confer on any Participant any right to future employment and does not affect any rights which his or her Employer may have to terminate the employment of any Participant.

14.4.  Acknowledgement by Participant

       In making an application to participate in the Plan, it is acknowledged and accepted by each Participant that the terms of the Plan do not form part of the terms and conditions of the Participant's employment contract, nor do the terms of the Plan constitute a contract or arrangement (including any related condition or collateral arrangement) in relation to the Participant's employment contract.

15.    Connection with Other Plans
--------------------------------------------------------------------------------
       Unless the Board otherwise determines, participation in the Plan does not affect, and is not affected by, participation in any other incentive or other plan or scheme operated by the TXU group unless the terms of that other plan or scheme provide otherwise.

16.    Replacement of TXU Australia
--------------------------------------------------------------------------------
       TXU USA may replace TXU Australia with another Australian Subsidiary in the event of a corporate reorganisation, reconstruction or similar event whereby it is thought desirable or necessary to do so and all references in the Plan to TXU Australia and the Board shall be read and construed as references to the replacement company and its board. Any Australian Subsidiary to be appointed to act in place of TXU Australia shall be required to confirm in writing its willingness to so act and to meet the obligations of TXU Australia under the Plan.

17.    Notices
--------------------------------------------------------------------------------
       Any notice or direction given under these rules is validly given if it is handed to the person concerned or sent by ordinary prepaid post to the person's last known address or given in any reasonable manner which the Board from time to time determines.

18.    General
--------------------------------------------------------------------------------
       Notwithstanding any rule, Shares may not be allotted and issued, acquired, transferred or otherwise dealt with under the Plan if to do so would contravene the Corporations Act 2001, or any other applicable laws.

19.    Plan Costs
--------------------------------------------------------------------------------
       Unless otherwise determined by the Board or any other agreement, TXU Australia must pay all costs, charges and expenses relating to the establishment and operation of the Plan, including all costs incurred in or associated with an allotment, issue or acquisition of Shares.

20.    Overseas Eligible Employees
--------------------------------------------------------------------------------
       TXU Australia at the Board's discretion may:

       (a) allot and issue, or transfer, Shares to Eligible Employees and Participants who are resident outside Australia;

       (b) make regulations for the operation of the Plan which are not inconsistent with these rules to apply to Eligible Employees and Participants who are resident outside Australia; and

       (c) make changes to the Plan to comply with tax, legal and other regulatory matters in respect of Participants who are resident outside of Australia.

21.    Governing Law
--------------------------------------------------------------------------------
       The laws of Victoria, Australia, govern these rules.

Schedule 1 - Interpretation
--------------------------------------------------------------------------------

1.     Definitions and Interpretation
--------------------------------------------------------------------------------
1.1.   Definitions

       In this document, unless the context otherwise requires, the following words have these meanings.


      Administrator        means the person (if any) selected by the Board to
                           carry out the day to day administration of the Plan as contemplated by rule 13.1;

      Annual Bonus         means the TXU Annual Performance Incentive which
                           may be payable to employees in respect of the calendar year preceding an Offering Period;

      Application Form     means the form that the Board determines is to be
                           used by an Eligible Employee to apply for participation in an Offering Period under the Plan;

      AUD                  means Australian dollars;

      Board means the board of directors of TXU Australia or a committee appointed by the board of directors of TXU Australia;

      Constitution         means the constitution or equivalent document of
                           TXU USA;

      Control              has the meaning given to it under Corporations Act
                           2001;

      Control Event        means any of the following:

                           (a)   an offer is made by a person for the
                                 whole of the issued ordinary share
                                 capital of the Participating Company
                                 or TXU USA (or any part as is not at
                                 the time owned by the offeror or any
                                 person acting in concert with the
                                 offeror) and after the announcement of
                                 the offer the offeror (being a person
                                 who did not control the Participating
                                 Company or TXU USA prior to the offer)
                                 acquires Control of the Participating
                                 Company or TXU USA;

                           (b)   any other event occurs which causes a
                                 change of Control of the Participating
                                 Company or TXU USA; or

                           (c)   any other event which the Board
                                 reasonably considers should be
                                 regarded as a Control Event;

      Deferral Period      means:

                           (a)  in relation the Tax Exempt Plan the
                                three year period from allotment and
                                issue or transfer of Shares under the
                                Plan; and

                           (b)  in relation to the Tax Deferred Plan,
                                the period nominated by the Participant
                                on the Application Form submitted in
                                accordance with rule 3.2, subject to a
                                minimum period of three years and a
                                maximum period of ten years from the
                                allotment and issue or transfer of
                                Shares under the Plan;

      Disposal Restrictions     mean the restrictions applying to the Shares
                                acquired under the Plan in accordance with rule
                                8.1;

      Eligible Employee         means each Permanent Employee of each
                                Participating Company and any other
                                employee or a director of a Participating
                                Company who is determined by the Board to be an Eligible Employee for the purposes of the Plan;

      Fair Market Value         means the closing selling price per Share on the
                                date in question on the NYSE, or if there is no closing selling price on the date in question, then it means the closing selling price on the last preceding date for which such quotation exists;

      Market Value              in relation to a Share, has the meaning ascribed
                                to that term in Section 139FA of the Income Tax
                                Assessment Act 1936;

      NYSE                      means the New York Stock Exchange;

      Offering Period           means the period during which Participants make
                                pre-tax contributions of Salary and/or Annual
                                Bonus to be accumulated towards the acquisition of Shares in accordance with rules 4 and 5;

      Participant           means an Eligible Employee who has been invited to
                            participate in the Plan and has accepted the invitation;

      Participating         means an Australian Subsidiary of TXU USA
      Company               and for the avoidance of doubt shall
                            include TXU Australia Services Pty Ltd ACN
                            081 074 160, TXU Electricity Limited ACN 064
                            651 118, and TXU Torrens Island
                            Pty Ltd ACN 081 074 197;

      Pay Day means the day when employees are paid on a weekly, fortnightly or monthly basis;

      Permanent Employee    has the meaning ascribed in section 139GB of the
                            Income Tax Assessment Act 1936;

      Plan means the TXU Australia Employee Share Plan established and operated in accordance with these rules;

      Purchase Price        means the price at which Shares may be acquired
                            under the Plan in accordance with rule 7.4;

      Salary means a Participant's gross annual salary at the start of each Offering Period;

      Share                 means a share of TXU USA's common stock;

      Subsidiary            means a subsidiary within the meaning in the
                            Corporations Act 2001;

      Tax Deferred Plan     means that plan as nominated by an
                            Eligible Employee in their Application
                            Form which is governed by these rules in their entirety save for those portions specifically referenced only to the Tax
                            Exempt Plan;

      Tax Exempt Plan       means that plan as nominated by an
                            Eligible Employee in their Application
                            Form which is governed by these rules in their entirety save for those portions specifically referenced only to the Tax
                            Deferred Plan;

      Trust Deed            means the trust deed establishing the
                            TXU Australia Employee Share Plan Trust;

      Trustee               means the trustee appointed under the Trust Deed;

      TXU Australia         means TXU Australia Services Pty Ltd
                            (ACN 081 074 160); and

      TXU USA               means TXU Corp.

1.2    Interpretation

       In these rules, unless the context otherwise requires:

       (a)    words of one gender include the other genders;

       (b)    words importing the singular include the plural and vice versa;

       (c) reference to a person includes the legal personal representatives, successors and assigns of that person and also corporations and other entities recognised by law;

       (d) a reference to the Constitution includes a reference to any provision having substantially the same effect which is substituted for or replaces the Constitution;

       (e) references to any law includes that law as amended, re-enacted or replaced and any law that supersedes that law;

       (f) a reference to a "rule" or "these rules" is to the rule or these rules (as the case may be) as amended from time to time;

       (g) headings are for convenience only and do not affect the interpretation of these rules;

       (h) "including" and similar expressions are not and must not be treated as words of limitation;

       (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day; and

       (j) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later.

       1.3    Schedules

       The schedules form part of this document.

Schedule 2 - Adoption
--------------------------------------------------------------------------------

These Rules were adopted by the directors of TXU Australia Services Pty Ltd, TXU Electricity Limited and TXU Torrens Island Pty Ltd under a resolution of the Board of Directors of TXU Australia Services Pty Ltd, TXU Electricity Limited and TXU Torrens Island Pty Ltd on 21 December 2001 .



(signed) A. Kelly                                            21 December 2001

------------------------                                     ----------------

Secretary                                                     Date















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